Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended					Fifty-Two Weeks Ended
	January 30, 2010			January 31, 2009		January 30, 2010			January 31, 2009
		%			%		%			%
	Amount	Sales		Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$364,511	80.5		$379,792	81.6	$1,533,619	80.3		1,569,664	81.4
Service revenue	88,385	19.5		85,744	18.4	377,319	19.7		358,124	18.6
Total revenues	452,896	100.0		465,536	100.0	1,910,938	100.0		1,927,788	100.0
Costs of merchandise sales	258,375	70.9		290,588	76.5	1,084,804	70.7		1,129,162	71.9
Costs of service revenue	84,474	95.6		82,760	96.5	340,027	90.1		333,194	93.0
Total costs of revenues	342,849	75.7		373,348	80.2	1,424,831	74.6		1,462,356	75.9
Gross profit from merchandise sales	106,136	29.1		89,204	23.5	448,815	29.3		440,502	28.1
Gross profit from service revenue	3,911	4.4		2,984	3.5	37,292	9.9		24,930	7.0
Total gross profit	110,047	24.3		92,188	19.8	486,107	25.4		465,432	24.1
Selling, general and administrative expenses	103,181	22.8		123,599	26.5	430,261	22.5		485,044	25.2
Net (loss) gain from dispositions of assets	(106)	—		161	—	1,213	0.1		9,716	0.5
Operating profit (loss)	6,760	1.5		(31,250)	(6.7)	57,059	3.0		(9,896)	(0.5)
Non-operating income	595	0.1		170	—	2,261	0.1		1,967	0.1
Interest expense	6,380	1.4		8,071	1.7	21,704	1.1		27,048	1.4
Earnings (loss) from continuing operations before income taxes	975	0.2		(39,151)	(8.4)	37,616	2.0		(34,977)	(1.8)
Income tax (benefit) expense	(1,860)	(190.8	)(1)	(6,324)	16.2 (1)	13,503	35.9	(1)	(6,139)	17.6 (1)
Earnings (loss) from continuing operations	2,835	0.6		(32,827)	(7.1)	24,113	1.3		(28,838)	(1.5)
Discontinued operations, net of tax	(567)	(0.1)		(440)	(0.1)	(1,077)	(0.1)		(1,591)	(0.1)
Net earnings (loss)	2,268	0.5		(33,267)	(7.1)	23,036	1.2		(30,429)	(1.6)
Retained earnings, beginning of period	374,461			396,697		358,670			406,819
Cumulative effect of change in method of accounting for split dollar life insurance, net of tax	—			—		—			(1,165)
Cash dividends	(1,577)			(3,560)		(6,286)			(14,111)
Dividend reinvested and other	(316)			(1,200)		(584)			(2,444)
Retained earnings, end of period	$374,836			$358,670		$374,836			$358,670

Basic earnings (loss) per share:
Earnings (loss) from continuing operations	$0.05			$(0.63)		$0.46			$(0.55)
Discontinued operations, net of tax	(0.01)			—		(0.02)			(0.03)
Basic earnings (loss) per share	$0.04			$(0.63)		$0.44			$(0.58)

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations	$0.06			$(0.63)		$0.46			$(0.55)
Discontinued operations, net of tax	(0.02)			—		(0.02)			(0.03)
Diluted earnings (loss) per share	$0.04			$(0.63)		$0.44			$(0.58)

Cash dividends per share	$0.0300			$0.0675		$0.1200			$0.2700

(1)          As a percentage of earnings from continuing operations before income taxes.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except share and per share amounts)

	January 30, 2010	January 31, 2009

Assets
Current assets:
Cash and cash equivalents	$39,326	$21,332
Accounts receivable, less allowance for uncollectible accounts of $1,488 and $1,912	22,983	28,831
Merchandise inventories	559,118	564,931
Prepaid expenses	24,784	25,390
Other current assets	65,428	62,421
Assets held for disposal	4,438	12,653
Total current assets	716,077	715,558
Property and equipment - net	706,450	740,331
Deferred income taxes	58,171	77,708
Other long-term assets	18,388	18,792
Total assets	$1,499,086	$1,552,389

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$202,974	$212,340
Trade payable program liability	34,099	31,930
Accrued expenses	242,416	254,754
Deferred income taxes	29,984	35,848
Current maturities of long-term debt	1,079	1,453
Total current liabilities	510,552	536,325

Long-term debt, less current maturities	306,201	352,382
Other long-term liabilities	73,933	70,322
Deferred gain from asset sales	165,105	170,204
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	293,810	292,728
Retained earnings	374,836	358,670
Accumulated other comprehensive loss	(17,691)	(18,075)
Less cost of shares in treasury - 16,164,074 shares and 14,124,021 shares	276,217	219,460
Less cost of shares in benefits trust - 2,195,270 shares	—	59,264
Total stockholders’ equity	443,295	423,156
Total liabilities and stockholders’ equity	$1,499,086	$1,552,389

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Fifty-Two Weeks Ended	January 30, 2010	January 31, 2009

Cash flows from operating activities:
Net earnings (loss)	$23,036	$(30,429)
Adjustments to reconcile net earnings to net cash provided by (used in) continuing operations:
Discontinued operations	1,077	1,591
Depreciation and amortization	70,529	73,207
Amortization of deferred gain from asset sales	(12,325)	(10,285)
Stock compensation expense	2,575	2,743
Gain on debt retirement	(6,248)	(3,460)
Deferred income taxes	13,446	(6,258)
Gain from dispositions of assets	(1,213)	(9,716)
Loss from asset impairment	2,884	3,427
Other	345	537
Changes in operating assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	7,175	23,904
Decrease (increase) in merchandise inventories	7,039	(3,779)
Decrease in accounts payable	(9,640)	(33,083)
Decrease in accrued expenses	(13,238)	(34,993)
Increase (decrease) in other long-term liabilities	2,384	(11,992)
Net cash provided by (used in) continuing operations	87,826	(38,586)
Net cash used in discontinued operations	(603)	(921)
Net cash provided by (used in) operating activities	87,223	(39,507)

Cash flows from investing activities:
Cash paid for master lease properties	—	(117,121)
Cash paid for property and equipment	(43,214)	(34,762)
Proceeds from dispositions of assets	14,776	210,635
Life insurance proceeds received	—	15,588
Acquisition of Florida Tire, Inc.	(2,695)	—
Other	(500)	—
Net cash (used in) provided by continuing operations	(31,633)	74,340
Net cash provided by discontinued operations	1,762	4,386
Net cash (used in) provided by investing activities	(29,871)	78,726

Cash flows from financing activities:
Borrowings under line of credit agreements	249,704	205,162
Payments under line of credit agreements	(273,566)	(223,345)
Borrowings on trade payable program liability	192,324	196,680
Payments on trade payable program liability	(190,155)	(179,004)
Payment for finance issuance cost	—	(6,936)
Proceeds from lease financing	—	8,661
Long-term debt and capital lease obligations payments	(11,990)	(26,798)
Dividends paid	(6,286)	(14,111)
Other	611	878
Net cash used in financing activities	(39,358)	(38,813)
Net increase in cash and cash equivalents	17,994	406
Cash and cash equivalents at beginning of period	21,332	20,926
Cash and cash equivalents at end of period	$39,326	$21,332

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$4,768	$1,330
Cash paid for interest	$24,509	$26,548
Accrued purchases of property and equipment	$1,738	$1,214

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

			Thirteen Weeks Ended		Fifty-Two Weeks Ended
			January 30, 2010	January 31, 2009	January 30, 2010	January 31, 2009

(a)	Earnings (loss) from continuing operations		$2,835	$(32,827)	$24,113	$(28,838)
	Discontinued operations, net of tax		(567)	(440)	(1,077)	(1,591)

	Net earnings (loss)		$2,268	$(33,267)	$23,036	$(30,429)

(b)	Basic average number of common shares outstanding during period		52,452	52,223	52,397	52,136

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		356	—	270	—

(c)	Diluted average number of common shares assumed outstanding during period		52,808	52,223	52,667	52,136

	Basic earnings (loss) per share:
	Earnings (loss) from continuing operations	(a) /(b)	$0.05	$(0.63)	$0.46	$(0.55)
	Discontinued operations, net of tax		(0.01)	—	(0.02)	(0.03)
	Basic earnings (loss) per share		$0.04	$(0.63)	$0.44	$(0.58)
	Diluted earnings (loss) per share:
	Earnings (loss) from continuing operations	(a) /(c)	$0.06	$(0.63)	$0.46	$(0.55)
	Discontinued operations, net of tax		(0.02)	—	(0.02)	$(0.03)
	Diluted earnings (loss) per share		$0.04	$(0.63)	$0.44	$(0.58)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 30, 2010	January 31, 2009	January 30, 2010	January 31, 2009

Capital expenditures (A)	$15,439	$12,109	$43,214	$151,883

Depreciation and amortization	$17,281	$18,098	$70,529	$73,207

Non-operating income:
Net rental revenue	$522	$123	$1,774	$1,193
Investment income	46	35	219	780
Other (expense) income	27	12	268	(6)

Total	$595	$170	$2,261	$1,967

Comparable sales percentages:
Merchandise	-4.9%	-9.1%	-2.6%	-8.4%
Service	0.7%	-5.5%	4.7%	-6.2%
Total	-3.9%	-8.5%	-1.2%	-8.0%

Total square feet of retail space (including service centers)			11,687,000	11,514,000

Total store count			587	562

Sales and gross profit by line of business (B):

Retail sales	$243,187	$255,314	$1,013,308	1,058,021
Service center revenue	209,709	210,222	897,630	869,767
Total revenues	$452,896	$465,536	$1,910,938	$1,927,788

Gross profit from retail sales	$64,904	$53,123	$275,051	273,262
Gross profit from service center revenue	45,143	39,065	211,056	192,170
Total gross profit	$110,047	$92,188	$486,107	$465,432

Comparable sales percentages (B):

Retail sales	-5.1%	-13.2%	-4.3%	-11.8%
Service center revenue	-2.4%	-1.9%	2.5%	-2.9%
Total revenues	-3.9%	-8.5%	-1.2%	-8.0%

Gross profit percentage by line of business (B):

Gross profit percentage from retail sales	26.7%	20.8%	27.1%	25.8%
Gross profit percentage from service center revenue	21.5%	18.6%	23.5%	22.1%
Total gross profit percentage	24.3%	19.8%	25.4%	24.1%

(A) Fiscal 2008 capital expenditures includes $117.1 million for the purchase of master lease properties.

(B) Retail sales include DIY and commercial sales.  Service center revenue includes revenue from labor and installed parts and tires.